Exhibit 99.2

GLIMCHER Supplemental Information For the three and nine months ended September 30, 2010 and 2009

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Nine Months Ended September 30, 2010 and 2009

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Components of Other Operating Expenses	Page 4
Summary Financial Statement Information for Unconsolidated Entities	Page 5
Calculation of Funds from Operations and FFO Payout Ratio	Page 6
Unconsolidated Entities Calculation of FFO and Disclosure of Pro-Rata Share of Non-Cash Amounts in FFO	Page 7
EBITDA, Operating Ratios and Earnings Per Share	Page 8

Balance Sheet Data:
Consolidated Balance Sheets	Page 9
Market Capitalization and Debt Covenant Requirements	Page 10
Consolidated Debt Schedule	Page 11
Total Debt Maturities Schedule (Wholly-owned and Pro-Rata Share of Joint Venture Debt)	Page 12
Joint Venture Debt Maturity Schedule	Page 13

Operational Data:
Occupancy Statistics	Page 14
Leasing Results and Re-leasing Spreads	Page 15
Core Mall Portfolio Statistics by Asset Category	Page 16
Summary of Significant Tenants	Page 17
Top 10 Regional Mall Tenants	Page 18
Lease Expiration Schedule	Page 19

Development Activity:
Capital Expenditures	Page 20
Development Activity	Page 21

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended September 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$38,899	$1	$38,900	$45,794	$359	$46,153
Percentage rents	1,391	-	1,391	1,365	6	1,371
Tenant reimbursements	19,331	-	19,331	22,971	238	23,209
Out parcel sales	-	-	-	-	-	-
Other (see components on page 3)	5,190	-	5,190	4,592	57	4,649
Total Revenues	64,811	1	64,812	74,722	660	75,382

Expenses:
Property operating expenses	(13,970)	(1)	(13,971)	(16,317)	(596)	(16,913)
Real estate taxes	(7,907)	-	(7,907)	(8,828)	(137)	(8,965)
	(21,877)	(1)	(21,878)	(25,145)	(733)	(25,878)
Provision for doubtful accounts	(936)	-	(936)	(1,367)	(11)	(1,378)
Other operating expenses (see components on page 4)	(3,433)	-	(3,433)	(2,109)	(48)	(2,157)
Real estate depreciation and amortization	(15,620)	-	(15,620)	(18,515)	-	(18,515)
Non-real estate depreciation and amortization	(552)	-	(552)	(494)	-	(494)
General and administrative	(4,648)	-	(4,648)	(4,262)	(3)	(4,265)
Total Expenses	(47,066)	(1)	(47,067)	(51,892)	(795)	(52,687)

Operating Income	17,745	-	17,745	22,830	(135)	22,695

Interest income	302	-	302	736	1	737
Interest expense	(16,860)	-	(16,860)	(20,011)	(33)	(20,044)
Loan fee amortization	(1,636)	-	(1,636)	(599)	(8)	(607)
Equity in loss of unconsolidated real estate entities, net	(70)	-	(70)	(759)	-	(759)
(Loss) income from continuing operations	(519)	-	(519)	2,197	(175)	2,022
Discontinued Operations:
Loss on disposition of property	-	-	-	(288)	-	(288)
Loss from operations	-	-	-	(175)	175	-
Net (loss) income	(519)	-	(519)	1,734	-	1,734
Allocation to noncontrolling interests	2,053	-	2,053	191	-	191

Net income attributable to Glimcher Realty Trust	1,534	-	1,534	1,925	-	1,925
Preferred share dividends	(6,137)	-	(6,137)	(4,360)	-	(4,360)
Net loss to common shareholders	$(4,603)	$-	$(4,603)	$(2,435)	$-	$(2,435)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Nine Months Ended September 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$125,266	$(66)	$125,200	$138,290	$1,718	$140,008
Percentage rents	3,052	-	3,052	3,624	22	3,646
Tenant reimbursements	61,281	(5)	61,276	69,461	1,176	70,637
Out parcel sales	-	-	-	1,675	-	1,675
Other (see components on page 3)	14,914	64	14,978	15,796	256	16,052
Total Revenues	204,513	(7)	204,506	228,846	3,172	232,018

Expenses:
Property operating expenses	(43,786)	1	(43,785)	(48,608)	(1,945)	(50,553)
Real estate taxes	(24,774)	(4)	(24,778)	(27,138)	(469)	(27,607)
	(68,560)	(3)	(68,563)	(75,746)	(2,414)	(78,160)
Provision for doubtful accounts	(3,491)	-	(3,491)	(4,460)	(307)	(4,767)
Other operating expenses (see components on page 4)	(9,979)	(75)	(10,054)	(6,576)	(289)	(6,865)
Cost related to sales of out parcels	-	-	-	(1,146)	-	(1,146)
Real estate depreciation and amortization	(51,158)	-	(51,158)	(59,301)	-	(59,301)
Non-real estate depreciation and amortization	(1,574)	-	(1,574)	(1,567)	-	(1,567)
General and administrative	(14,307)	(5)	(14,312)	(13,411)	(16)	(13,427)
Total Expenses	(149,069)	(83)	(149,152)	(162,207)	(3,026)	(165,233)

Operating Income	55,444	(90)	55,354	66,639	146	66,785

Interest income	870	1	871	1,664	9	1,673
Interest expense	(55,061)	-	(55,061)	(57,724)	(1,206)	(58,930)
Loan fee amortization	(4,610)	-	(4,610)	(2,000)	(34)	(2,034)
Equity in loss of unconsolidated real estate entities, net	(438)	-	(438)	(1,842)	-	(1,842)
(Loss) income from continuing operations	(3,795)	(89)	(3,884)	6,737	(1,085)	5,652
Discontinued Operations:
Adjustment to gain on sold property	(215)	-	(215)	-	-	-
Loss on disposition of property	-	-	-	(288)	-	(288)
Impairment losses, net	-	-	-	(183)	-	(183)
Loss from operations	(89)	89	-	(1,085)	1,085	-
Net (loss) income	(4,099)	-	(4,099)	5,181	-	5,181
Allocation to noncontrolling interests	5,038	-	5,038	579	-	579
Net income attributable to Glimcher Realty Trust	939	-	939	5,760	-	5,760
Preferred share dividends	(16,099)	-	(16,099)	(13,078)	-	(13,078)
Net loss to common shareholders	$(15,160)	$-	$(15,160)	$(7,318)	$-	$(7,318)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended September 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$38,353	$1	$38,354	$45,934	$404	$46,338
Termination income	148	-	148	77	-	77
Straight-line rents	398	-	398	(217)	(45)	(262)
Total Minimum Rents	$38,899	$1	$38,900	$45,794	$359	$46,153

Components of Other Revenue:
Fee and service income	$1,847	$-	$1,847	$1,031	$-	$1,031
Specialty leasing and sponsorship income	2,429	-	2,429	2,550	21	2,571
Other	914	-	914	1,011	36	1,047
Total Other Revenue	$5,190	$-	$5,190	$4,592	$57	$4,649

	Nine Months Ended September 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$123,930	$(66)	$123,864	$138,508	$1,805	$140,313
Termination income	740	-	740	478	3	481
Straight-line rents	596	-	596	(696)	(90)	(786)
Total Minimum Rents	$125,266	$(66)	$125,200	$138,290	$1,718	$140,008

Components of Other Revenue:
Fee and service income	$4,174	$-	$4,174	$3,451	$-	$3,451
Specialty leasing and sponsorship income	6,726	-	6,726	7,456	57	7,513
Other (1)	4,014	64	4,078	4,889	199	5,088
Total Other Revenue	$14,914	$64	$14,978	$15,796	$256	$16,052

Note: Pre FAS 144 column includes both continuing and discontinued operations.
(1) Included in the nine months ended September 30, 2010 is a $547 gain on the sale of a 60% interest in both Lloyd Center and Westshore Plaza. Included in the nine months ended September 30, 2009 is a $1,482 gain on the sale of an operating asset. Both of these gains are excluded in the computation of FFO.

Components of Other Operating Expenses
(in thousands)

	Three Months Ended September 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$944	$-	$944	$399	$-	$399
Discontinued development write offs	-	-	-	51	-	51
Specialty leasing costs	438	-	438	412	3	415
Scottsdale ground lease	772	-	772	-	-	-
Other	1,279	-	1,279	1,247	45	1,292
Total Other Operating Expenses	$3,433	$-	$3,433	$2,109	$48	$2,157

	Nine Months Ended September 30,
	2010			2009
	As	Discontinued	Pre	As	Discontinued	Pre
Components of Other Operating Expenses	Reported	Operations	FAS 144	Reported	Operations	FAS 144
Cost of providing services to unconsolidated real estate entities	$2,147	$-	$2,147	$1,401	$-	$1,401
Discontinued development write offs	230	-	230	236	-	236
Speciality leasing costs	1,290	-	1,290	1,297	42	1,339
Scottsdale ground lease	2,551	-	2,551	-	-	-
Other	3,761	75	3,836	3,642	247	3,889
Total Other Operating Expenses	$9,979	$75	$10,054	$6,576	$289	$6,865

Note: Pre FAS 144 column includes both continuing and discontinued operations.

SUMMARY FINANCIAL STATEMENT INFORMATION
FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended September 30, 2010		For the Three Months Ended September 30, 2009
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$19,645	$8,709	$8,101	$4,203
Operating expenses	(9,445)	(4,324)	(5,156)	(2,669)
Net operating income	10,200	4,385	2,945	1,534
Depreciation and amortization	(5,968)	(2,639)	(2,545)	(1,315)
Other expenses, net	(3)	(2)	(8)	(4)
Interest expense, net	(4,130)	(1,810)	(1,880)	(970)
Net income (loss)	99	(66)	(1,488)	(755)
Preferred dividend	(8)	(4)	(8)	(4)
Net income (loss) available to partnership	$91	$(70)	$(1,496)	$(759)

GPLP's share of loss from investment in unconsolidated entites	$(70)		$(759)

	For the Nine Months Ended September 30, 2010		For the Nine Months Ended September 30, 2009
		Company's Pro-Rata		Company's Pro-Rata
		Share of Unconsolidated		Share of Unconsolidated
	Total	Entities Operations	Total	Entities Operations
Statements of Operations

Total revenues	$47,261	$21,509	$23,051	$11,968
Operating expenses	(23,210)	(10,894)	(13,903)	(7,203)
Net operating income	24,051	10,615	9,148	4,765
Depreciation and amortization	(14,025)	(6,372)	(8,044)	(4,158)
Other expenses, net	(5)	(3)	(25)	(13)
Interest expense, net	(10,316)	(4,666)	(4,687)	(2,424)
Net loss	(295)	(426)	(3,608)	(1,830)
Preferred dividend	(23)	(12)	(23)	(12)
Net loss to partnership	$(318)	$(438)	$(3,631)	$(1,842)

GPLP's share of loss from investment in unconsolidated entities	$(438)		$(1,842)

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2010				2009
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations ("FFO"):
Net loss to common shareholders	$(3,647)	$(6,910)	$(4,603)	$(15,160)	$(3,555)	$(1,328)	$(2,435)	$(5,538)	$(12,856)
Real estate depreciation and amortization	19,697	15,841	15,620	51,158	22,526	18,260	18,515	19,634	78,935
Partners share of consolidated joint venture depreciation	(350)	(410)	(484)	(1,244)	-	-	-	-	-
Equity in loss (income) of unconsolidated entities	424	(56)	70	438	357	726	759	1,349	3,191
Pro-rata share of unconsolidated entities funds from operations	723	2,589	2,533	5,845	1,149	595	526	93	2,363
Noncontrolling interest in operating partnership	(160)	(298)	(179)	(637)	(281)	(107)	(191)	(242)	(821)
(Gain) loss on disposition of properties	(332)	-	-	(332)	(1,482)	-	288	-	(1,194)
FFO	$16,355	$10,756	$12,957	$40,068	$18,714	$18,146	$17,462	$15,296	$69,618

Adjusted Funds from Operations:
FFO	$16,355	$10,756	$12,957	$40,068	$18,714	$18,146	$17,462	$15,296	$69,618
Add back: impairment adjustments	-	-	-	-	183	-	-	3,422	3,605
Less: fair market value adjustment of derivative	-	-	-	-	-	-	-	(1,622)	(1,622)
Add back: charge to fully reserve note receivable	-	-	-	-	-	-	-	4,966	4,966
Add back: defeasance charges and related deferred fees	-	1,070	-	1,070	-	-	-	-	-
Adjusted Funds from Operations	$16,355	$11,826	$12,957	$41,138	$18,897	$18,146	$17,462	$22,062	$76,567

Weighted average common shares outstanding - diluted (1)	71,958	72,225	83,235	75,838	40,866	41,145	44,053	71,857	49,582

FFO per diluted share	$0.23	$0.15	$0.16	$0.53	$0.46	$0.44	$0.40	$0.21	$1.40
Adjustments: impairment, derivative and note receivable	-	0.01	-	0.01	0.00	-	-	0.09	0.14
Adjusted FFO per diluted share	$0.23	$0.16	$0.16	$0.54	$0.46	$0.44	$0.40	$0.31	$1.54

	2010				2009
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.1000	$0.1000	$0.1000	$0.3000	$0.1000	$0.1000	$0.1000	$0.1000	$0.4000
FFO payout ratio after adjustments	44.0%	61.1%	64.2%	55.3%	21.6%	22.7%	25.2%	32.6%	25.9%

	2010				2009
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for consolidated properties
Deferred leasing costs	$1,034	$1,274	$898	$3,206	$1,063	$1,119	$937	$1,020	$4,139
Straight-line adjustment as (decrease) increase to FFO	$(334)	$(106)	$129	$(311)	$(596)	$72	$(262)	$(448)	$(1,234)
Fair value of debt amortized as a reduction (increase) to interest expense	$113	$(66)	$(65)	$(18)	$42	$42	$42	$42	$168
Intangible and inducement amortization as a net increase to base rents	$135	$74	$51	$260	$78	$329	$235	$248	$890
Discontinued development write-off's	$227	$3	$-	$230	$-	$185	$51	$7	$243
Impairment adjustments	$-	$-	$-	$-	$(183)	$-	$-	$(3,422)	$(3,605)
Gain on fair market value adjustment of derivative/charge to fully reserve note receivable	$-	$-	$-	$-	$-	$-	$-	$(3,344)	$(3,344)

(1) Shares include all potential common share equivalents that may be excluded in the calculation of earnings per share.

UNCONSOLIDATED ENTITIES CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO-RATA SHARE OF NON-CASH AMOUNTS IN FFO
(in thousands)

	2010				2009
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Unconsolidated Entities Funds from Operations:
Net (loss) income to partnership	$(802)	$393	$91	$(318)	$(711)	$(1,424)	$(1,496)	$(2,667)	$(6,298)
Real estate depreciation and amortization	2,256	5,695	5,891	13,842	2,898	2,549	2,487	2,792	10,726
FFO	$1,454	$6,088	$5,982	$13,524	$2,187	$1,125	$991	$125	$4,428

Pro-rata share of unconsolidated entities funds from operations	$723	$2,589	$2,533	$5,845	$1,149	$595	$526	$93	$2,363

	2010				2009
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of unconsolidated entities)
Straight-line adjustment as increase (decrease) to net income	$19	$(67)	$(39)	$(87)	$15	$(24)	$(58)	$(292)	$(359)
Intangible amortization as an increase to minimum rents	$191	$325	$233	$749	$217	$216	$345	$200	$978

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2010				2009
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss) attributable to Glimcher Realty Trust	$712	$(1,307)	$1,534	$939	$804	$3,031	$1,925	$(1,179)	$4,581
Interest expense (continuing and discontinued operations)	20,077	18,124	16,860	55,061	19,621	19,265	20,044	19,665	78,595
Loan fee amortization (continuing and discontinued operations)	979	1,995	1,636	4,610	655	772	607	660	2,694
Taxes (continuing and discontinued operations)	449	497	588	1,534	370	557	462	965	2,354
Depreciation and amortization (continuing and discontinued operations)	20,201	16,359	16,172	52,732	23,058	18,801	19,009	20,094	80,962
EBITDA	42,418	35,668	36,790	114,876	44,508	42,426	42,047	40,205	169,186
Allocation to noncontrolling interests	(1,306)	(1,679)	(2,053)	(5,038)	(281)	(107)	(191)	(242)	(821)
Charge to fully reserve note receivable	-	-	-	-	-	-	-	4,966	4,966
EBITDA related to pro-rata share of unconsolidated entities, net	2,107	4,491	4,455	11,053	2,121	2,192	2,293	2,670	9,276
Gain on fair market value adjustment of derivative	-	-	-	-	-	-	-	(1,622)	(1,622)
(Gain) loss on disposition of properties and impairment charges	(332)	-	-	(332)	(1,299)	-	288	3,422	2,411
Adjusted EBITDA	$42,887	$38,480	$39,192	$120,559	$45,049	$44,511	$44,437	$49,399	$183,396

Operating Ratios:
General and administrative / total revenues	6.5%	7.5%	7.2%	7.0%	6.1%	5.7%	5.7%	6.3%	6.0%
Tenant reimbursements / (real estate taxes + property operating expenses)	89.5%	90.3%	88.4%	89.4%	91.6%	92.2%	91.4%	89.1%	91.1%

Earnings per Share:
Weighted average common shares outstanding - basic	68,782	68,926	79,967	72,599	37,864	38,023	41,038	68,716	46,480
Weighted average common shares outstanding - diluted	71,768	71,912	82,953	75,585	40,850	41,009	44,024	71,702	49,466

Loss per share - basic	$(0.05)	$(0.10)	$(0.06)	$(0.21)	$(0.09)	$(0.03)	$(0.06)	$(0.08)	$(0.28)

Loss per share - diluted	$(0.05)	$(0.10)	$(0.06)	$(0.21)	$(0.09)	$(0.03)	$(0.06)	$(0.08)	$(0.28)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2010			2009
	Mar. 31	June 30	Sept. 30	Dec. 31
Assets:
Land	$194,343	$194,343	$224,967	$251,001
Buildings, improvements and equipment	1,555,014	1,583,805	1,596,077	1,839,342
Developments in progress	219,235	216,773	253,256	45,934
	1,968,592	1,994,921	2,074,300	2,136,277
Less accumulated depreciation	546,648	560,666	574,063	624,165
Property and equipment, net	1,421,944	1,434,255	1,500,237	1,512,112

Deferred leasing costs, net	18,081	17,957	19,081	18,751
Investment in and advances to unconsolidated real estate entities	124,680	124,601	126,898	138,898
Investment in real estate, net	1,564,705	1,576,813	1,646,216	1,669,761

Cash and cash equivalents	11,300	9,654	6,678	85,007
Restricted cash	11,705	13,402	15,578	12,684
Tenant accounts receivable, net	20,126	19,502	21,510	30,013
Deferred expenses, net	15,803	16,097	15,698	9,018
Prepaid and other assets	36,629	35,311	35,935	43,429
Total Assets	$1,660,268	$1,670,779	$1,741,615	$1,849,912

Liabilities and Equity:
Mortgage notes payable	$1,140,352	$1,157,576	$1,224,730	$1,224,991
Notes payable	226,102	155,998	112,153	346,906
Accounts payable and accrued expenses	82,451	85,570	49,600	59,071
Distributions payable	11,549	13,329	14,940	11,530
Total Liabilities	1,460,454	1,412,473	1,401,423	1,642,498

Equity:
Series F cumulative preferred shares	60,000	60,000	60,000	60,000
Series G cumulative preferred shares	150,000	222,174	222,174	150,000
Common shares of beneficial interest	689	689	850	687
Additional paid-in capital	666,771	667,119	759,460	666,489
Distributions in excess of accumulated earnings	(681,890)	(695,693)	(708,800)	(671,351)
Other comprehensive loss	(8,889)	(7,688)	(6,768)	(3,819)
Total Glimcher Realty Trust Shareholders' Equity	186,681	246,601	326,916	202,006
Noncontrolling interest	13,133	11,705	13,276	5,408
Total equity	199,814	258,306	340,192	207,414
Total Liabilities and Equity	$1,660,268	$1,670,779	$1,741,615	$1,849,912

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2010				2009
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31

Share price (end of period)	$5.07	$5.98	$6.15	$6.15	$1.40	$2.90	$3.67	$2.70

Market Capitalization Ratio:
Common shares outstanding	68,914	68,937	85,044	85,044	38,009	38,029	68,708	68,719
Operating partnership units outstanding	2,986	2,986	2,986	2,986	2,986	2,986	2,986	2,986
Total common shares and units outstanding at end of period	71,900	71,923	88,030	88,030	40,995	41,015	71,694	71,705

Valuation - Common shares and operating partnership units outstanding	$364,533	$430,100	$541,385	$541,385	$57,393	$118,944	$263,117	$193,604
Preferred shares	210,000	282,174	282,174	282,174	210,000	210,000	210,000	210,000
Total wholly-owned debt (end of period)	1,238,091	1,185,211	1,207,974	1,207,974	1,641,266	1,637,762	1,586,166	1,571,897
Total market capitalization	$1,812,624	$1,897,485	$2,031,533	$2,031,533	$1,908,659	$1,966,706	$2,059,283	$1,975,501

Debt / Market capitalization	68.3%	62.5%	59.5%	59.5%	86.0%	83.3%	77.0%	79.6%
Debt / Market capitalization including pro-rata share of joint ventures	71.3%	65.9%	62.9%	62.9%	86.6%	84.0%	78.1%	80.6%

	Facility	2010
Credit Facility Debt Covenant Requirements:(1)	Requirements	Sept. 30
Maximum Corporate Debt to Total Asset Value	70.0%	59.1%
Minimum Interest Coverage Ratio	1.75x	2.18x
Minimum Fixed Charge Coverage Ratio	1.30x	1.48x
Maximum Recourse Debt	25.0%	11.6%

(1) Requirements per the amended credit facility.

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:
	Sept. 30,	Dec. 31,	Interest Rates		Interest	Payment	Balloon Pmt.	Final
Fixed Rate	2010	2009	2010	2009	Terms	Terms	at Maturity	Maturity
Scottsdale Quarter (n)	$128,909	$-	5.94%	-	(h)	(b)	$128,909	May 29, 2011
Northtown Mall (o)	37,000	40,000	6.02%	6.02%	(i)	(b)	$37,000	October 21, 2011
Morgantown Mall	38,844	39,335	6.52%	6.52%	(j)	(a)	$38,028	October 13, 2011
Ashland Town Center	22,586	23,081	7.25%	7.25%		(a)	$21,817	November 1, 2011
Polaris Lifestyle Center	23,400	23,400	5.58%	5.58%	(k)	(b)	$23,400	February 1, 2012
Dayton Mall	52,091	52,948	8.27%	8.27%	(l)	(a)	$49,864	(e)
Polaris Fashion Place	132,313	134,436	5.24%	5.24%		(a)	$124,572	April 11, 2013
Jersey Gardens	147,941	150,274	4.83%	4.83%		(a)	$135,194	June 8, 2014
The Mall at Fairfield Commons	102,235	103,752	5.45%	5.45%		(a)	$92,762	November 1, 2014
Supermall of the Great Northwest	55,809	56,637	7.54%	7.54%	(l)	(a)	$49,969	(f)
Merritt Square Mall	57,000	57,000	5.35%	5.35%		(c)	$52,914	September 1, 2015
Scottsdale Quarter Fee Interest	70,000	-	4.91%	-		(a)	$64,577	October 1, 2015
River Valley Mall	48,951	49,433	5.65%	5.65%		(a)	$44,931	January 11, 2016
Weberstown Mall	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
Eastland Mall	42,096	42,493	5.87%	5.87%		(a)	$38,057	December 11, 2016
Polaris Towne Center	45,826	-	6.76%	-		(a)	$39,934	April 1, 2020
The Mall at Johnson City	54,841	-	6.76%	-		(a)	$47,768	May 6, 2020
Grand Central Mall	44,926	-	6.05%	-		(a)	$38,307	July 6, 2020
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(d)	$19,000	November 1, 2028
	1,183,768	851,789
Variable Rate
Colonial Park Mall	42,250	42,250	3.53%	4.72%	(g)	(b)	$42,250	April 23, 2012

Other
Fair Value Adjustment - Merritt Square Mall	(1,288)	(1,485)
Extinguished/Transferred Debt	-	332,437		(m)

Total Mortgage Notes Payable	$1,224,730	$1,224,991

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until October 2010, thereafter principal and interest are required.
(d)	The bonds require semi-annual payments of interest.
(e)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(f)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(g)	Interest rate of LIBOR plus 300 basis points. $30 million has been fixed through a swap agreement at a rate of 3.64% at September 30, 2010. The full loan amount was fixed at a rate of 4.72%
through a swap agreement at December 31, 2009.
(h)	Interest rate of LIBOR plus 200 basis points fixed through a swap agreement at a rate of 5.94% at September 30, 2010.
(i)	Interest rate of LIBOR plus 300 basis points fixed through a swap agreement at a rate of 6.02% at September 30, 2010 and December 31, 2009.
(j)	Interest rate of LIBOR plus 350 basis points fixed through a swap agreement at a rate of 6.52% at September 30, 2010 and December 31, 2009.
(k)	Interest rate is the greater of LIBOR plus 275 basis points or 4.75% and is fixed through a swap agreement at a rate of 5.58% at September 30, 2010 and December 31, 2009.
(l)	Interest rate escalates after optional prepayment date.
(m)	Interest rates ranging from 5.09% to 8.37% at December 31, 2009.
(n)	Beginning in 2010, the Scottsdale Quarter joint venture is being included in the Company's consolidated results. It was previously classified as an unconsolidated entity.
(o)	The Company elected to make a $3 million partial loan payment in June 2010.

TOTAL DEBT MATURITIES SCHEDULE (Wholly-owned and Pro-Rata Share of Joint Venture Debt)
(dollars in thousands)

	Initial	Extension	Interest	Balance	Principal Payments (d)
Description	Maturity	Option	Rate	9/30/2010	2010	2011	2012	2013	2014	2015	2016	2017+

Wholly Owned Properties (e)
Northtown Mall (a)	10/2011	10/2012	6.02%	$37,000	$-	$-	$37,000
Morgantown Mall (a)	10/2011	10/2013	6.52%	38,844	169	698	739	$37,238
Ashland Town Center	11/2011		7.25%	22,586	173	22,413
Polaris Lifestyle Center (a)	02/2012	08/2013	5.58%	23,400	-	-	-	23,400
Colonial Park Mall (f)	04/2012	04/2013	3.53%	42,250	-	-	-	42,250
Dayton Mall	07/2012		8.27%	52,091	302	1,260	50,529
Polaris Fashion Place	04/2013		5.24%	132,313	733	3,011	3,155	125,414
Jersey Gardens	06/2014		4.83%	147,941	803	3,292	3,437	3,629	$136,780
The Mall at Fairfield Commons	11/2014		5.45%	102,235	525	2,159	2,265	2,409	94,877
Supermall of the Great Northwest	02/2015		7.54%	55,809	291	1,208	1,292	1,406	1,517	$50,095
Merritt Square Mall	09/2015		5.35%	57,000	120	753	786	838	885	53,618
Scottsdale Quarter Fee Interest	10/2015		4.91%	70,000	162	1,009	1,052	1,115	1,171	65,491
River Valley Mall	01/2016		5.65%	48,951	168	686	719	768	815	863	$44,932
Weberstown Mall	06/2016		5.90%	60,000	-	-	-	-	-	-	60,000
Eastland Mall	12/2016		5.87%	42,096	139	570	597	641	680	722	38,747
Polaris Towne Center	04/2020		6.76%	45,826	114	475	489	533	571	611	646	$42,387
The Mall at Johnson City	05/2020		6.76%	54,841	135	552	581	633	677	726	766	50,771
Grand Central Mall	07/2020		6.05%	44,926	200	825	869	931	991	1,053	1,113	38,944
Tax Exempt Bonds	11/2028		6.00%	19,000	-	-	-	-	-	-	-	19,000
Fair Value Adjustment Amortization - Merritt Square Mall				(1,288)	(66)	(264)	(264)	(264)	(264)	(166)

Subtotal (b)				1,095,821	3,968	38,647	103,246	240,941	238,700	173,013	146,204	151,102

Credit Facility (c)	12/2011	12/2012	5.50%	112,153	-	-	112,153	-	-	-	-	-

Total Wholly Owned Maturities				$1,207,974	$3,968	$38,647	$215,399	$240,941	$238,700	$173,013	$146,204	$151,102

Total Joint Venture Maturities (pro-rata share)				$190,710	$519	$19,799	$58,663	$111,729	$-	$-	$-	$-

Total Wholly Owned and Joint Venture Maturities				$1,398,684	$4,487	$58,446	$274,062	$352,670	$238,700	$173,013	$146,204	$151,102

(a) Interest rates are fixed through various interest rate swap agreements.
(b) Weighted Average interest rate for the fixed rate mortgage debt was 5.9% as of September 30, 2010 with an initial weighted average maturity of 4.4 years when considering available extension options.

(c) The Company exercised a one year extension option in October 2010 that extends the maturity date to December 2011. Also, $35 million of this balance has been fixed through various interest rate swap agreements.

(d) Loan may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

(e) The loan for Scottsdale Quarter is presented within Total Joint Venture Maturities (pro-rata share).
(f) $30 million of the loan has been fixed through an interest rate swap agreement and the remaining $12.25 million incurs interest at a rate of LIBOR plus 300 basis points.

JOINT VENTURE DEBT MATURITY SCHEDULE
(dollars in thousands)

	Interest Rate	Loan		Extension	Balance	Principal Payments - Assumes Exercise of Extension Options
Description	9/30/2010	Terms	Maturity	Options (e)	9/30/2010	2010	2011	2012	2013

Fixed Rate Mortgages
Scottsdale Quarter	5.94%	(a)	May 29, 2011	May 29, 2013	$128,909	$-	$-	$-	$128,909
Puente Hills Mall	3.17%	(b)	June 1, 2011	June 1, 2012	44,889	113	473	44,303	-
Westshore Plaza	5.09%		September 9, 2012		88,700	488	2,003	86,209	-
Lloyd Center	5.42%		June 11, 2013		124,426	662	2,722	2,856	118,186
Total Fixed Rate Mortgages					386,924	1,263	5,198	133,368	247,095

Variable Rate Mortgages
Tulsa Promenade	7.00%	(c)	March 14, 2011		29,492	-	29,492	-	-
Surprise Town Square	5.50%	(d)	October 1, 2011		4,653	-	4,653	-	-
Total Variable Rate Mortgages					34,145	-	34,145	-	-

Total Joint Venture Mortgages					$421,069	$1,263	$39,343	$133,368	$247,095

Joint Venture Debt (Pro Rata Share)					$190,710	$519	$19,799	$58,663	$111,729

(a) Interest rate of LIBOR plus 200 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.
(b) Interest rate of LIBOR plus 235 basis points, loan requires monthly payments of principal and interest. The interest rate is fixed with a swap.
(c) Interest rate is the greater of 7.00% or LIBOR plus 4.00%. The loan requires monthly payments of interest only, however net cash flows from the property will be used to reduce the principal balance on a quarterly basis.
(d) Interest rate is the greater of 5.50% or LIBOR plus 4.00%. The loan requires monthly payments of interest only.
(e) Loans may be extended to date indicated subject to certain loan extension fees and conditions. Extension availability is subject to the inherent risk of the Company's ability to satisfy such conditions.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009

Core Malls (2)
Mall Anchors	94.4%	93.9%	93.8%	94.1%	93.7%
Mall Stores	90.9%	90.5%	90.5%	92.0%	91.5%
Total Occupancy	93.2%	92.7%	92.6%	93.3%	92.9%

Mall Portfolio - excluding Joint Ventures (3)
Mall Anchors	92.7%	92.6%	92.5%	92.5%	92.0%
Mall Stores	90.7%	90.1%	90.0%	92.2%	91.5%
Total Occupancy	92.0%	91.7%	91.6%	92.4%	91.8%

(1) Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.
(2) Includes the Company's joint venture malls.
(3) Excludes mall properties that are held in joint ventures as of Sept. 30, 2010.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (includes joint venture properties)
The following table summarizes the new and rollover lease activity by type for the nine months ended September 30, 2010:

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover
Property Type	Leases	Leases	Total	Leases	Leases	Total
Mall Anchors	183,400	41,794	225,194	$8.52	$20.97	$11.19
Mall Stores	210,536	396,201	606,737	$32.73	$33.15	$32.76

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and nine months ended September 30, 2010, for only those leases where the space was occupied in the previous 24 months:

	GLA Analysis			Average Annualized Base Rents						Percent
	New	Rollover		New	Prior	Rollover	Prior	Total	Total Prior	Change in
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	New/Rollover	Tenants/Rent	Base Rent

Three months ended September 30, 2010
Mall Anchors	52,437	20,258	72,695	$3.53	$4.75	$24.85	$24.85	$9.47	$10.35	-9%
Mall Stores	17,295	98,056	115,351	$30.89	$25.35	$39.93	$38.38	$38.57	$36.43	6%

Nine months ended September 30, 2010
Mall Anchors	102,775	41,794	144,569	$8.07	$8.18	$22.35	$20.03	$12.20	$11.61	5%
Mall Stores	73,907	239,815	313,722	$31.94	$28.74	$35.25	$34.47	$34.47	$33.12	4%

CORE MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY OWNED AND JOINT VENTURE ASSETS
as of September 30, 2010

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) September 2010	Avg. Mall Store Sales PSF (1) September 2009	Mall Store Occupancy 9/30/2010	Mall Store Occupancy 9/30/2009	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,302,972
Lloyd Center (JV)	Portland, OR	23	1,475,640
Mall at Fairfield Commons	Dayton, OH	61	1,138,744
Mall at Johnson City	Johnson City, TN	>100	568,281
Polaris Fashion Place	Columbus, OH	32	1,569,177
Scottsdale Quarter (JV) (3)	Scottsdale, AZ	12	149,710
Weberstown Mall	Stockton, CA	78	857,355
Westshore Plaza (JV)	Tampa, FL	19	1,078,219
			8,140,098	$438	$412	94.2%	94.5%	58%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) September 2010	Avg. Mall Store Sales PSF (1) September 2009	Mall Store Occupancy 9/30/2010	Mall Store Occupancy 9/30/2009	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	419,633
Colonial Park Mall	Harrisburg, PA	96	741,074
Dayton Mall	Dayton, OH	61	1,416,623
Eastland Mall	Columbus, OH	32	999,029
Grand Central Mall	Parkersburg, WV	>100	845,889
Indian Mound Mall	Columbus, OH	32	557,317
Merritt Square Mall	Merritt Island, FL	27	819,374
Morgantown Mall	Morgantown, WV	>100	557,920
New Towne Mall	New Philadelphia, OH	>100	512,326
Northtown Mall	Minneapolis, MN	16	701,169
Puente Hills Mall (JV)	City of Industry, CA	2	1,099,299
River Valley Mall	Columbus, OH	32	586,617
Supermall of the Great NW	Seattle, WA	15	940,516
Tulsa Promenade (JV)	Tulsa, OK	53	926,456
			11,123,242	$278	$279	88.0%	89.0%	42%

CORE MALLS - TOTAL MALL PORTFOLIO			19,263,340	$354	$340	90.9%	91.5%	100%

MALL PORTFOLIO EXCLUDING JOINT VENTURE (JV) MALLS				$355	$346	90.7%	91.5%

(1) Sales for in-line stores with less than 10,000 square feet.
(2) Based on net operating income for the three months ended September 30, 2010.
(3) GLA disclosed includes only the tenants that are open as of September 30, 2010.

SUMMARY OF SIGNIFICANT TENANTS
As of September 30, 2010

Tenants Representing > 1.0% of Total Portfolio Annualized Minimum Rent

					% of Total
				Annualized	Annualized
		Number of	GLA of	Minimum	Minimum
Tenant Name	Tenant DBA's in Portfolio	Stores	Stores	Rent	Rent

Gap, Inc.	Banana Republic, Gap, Gap Kids, Old Navy	27	377,943	$5,342,680	2.7%
Limited Brands, Inc.	Bath & Body Works/White Barn Candle, Victoria's Secret	42	195,188	5,076,271	2.5%
Signet Jewelers, Ltd.	J.B. Robinson, Jared's, Kay Jewelers, Leroy's Jewelers, Ostermans' Jewelry	35	65,040	4,303,587	2.2%
AMC Entertainment, Inc.		2	148,344	4,189,000	2.1%
Foot Locker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	38	150,498	3,843,273	1.9%
Bon Ton Department Stores, Inc.	Bon Ton, Elder Beerman, Herbergers	11	1,126,171	3,502,419	1.8%
Bain Capital, LLC	Burlington Coat Factory, Cohoes Fashion, Guitar Center	6	405,419	3,471,117	1.7%
JCPenney Company, Inc.		18	1,882,705	3,392,640	1.7%
Sears Holding Corp.	Great Indoors, K-Mart, Sears	22	2,500,330	2,974,552	1.5%
Genesco Inc.	Hat World, Johnston & Murphy, Journeys, Lids, Shi, Underground Station	46	70,420	2,865,448	1.4%
Forever 21, Inc.		7	122,292	2,630,922	1.3%
Luxottica Group	DOC Eyeworld, Lenscrafters, Pearle Vision, Sunglass Hut, Watch Station	33	83,553	2,498,555	1.3%
Saks Inc.	Saks Fifth Avenue, Saks Off Fifth	3	228,156	2,360,100	1.2%
American Eagle Outfitters	aerie, American Eagle	16	92,013	2,252,498	1.1%
The Finish Line, Inc.		19	104,217	2,229,052	1.1%
Zale Corp.	Gordon's Jewelers, Piercing Pagoda, Silver & Gold Connection, Zales Jewelers	29	27,163	2,205,625	1.1%
TJX Companies, Inc.	TJ Maxx	5	194,849	2,161,428	1.1%
HMS Host USA, Inc.	Various food court concepts owned by HMS Host USA, Inc.	2	16,282	2,018,714	1.0%

Total tenants representing > 1.0%		361	7,790,583	$57,317,881	28.7%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of September 30, 2010

Mall Stores (ranked by percent of total minimum mall rents)

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Limited Brands, Inc.	42	195,188	$5,076,271	2.7%
Signet Jewelers, Ltd.	34	59,260	$4,206,998	2.2%
Foot Locker, Inc.	38	150,498	$3,843,273	2.0%
Gap, Inc.	21	236,215	$3,067,702	1.6%
Genesco, Inc.	46	70,420	$2,865,448	1.5%
Luxottica Group	33	83,553	$2,498,555	1.3%
American Eagle Outfitters	16	92,013	$2,252,498	1.2%
The Finish Line, Inc.	19	104,217	$2,229,052	1.2%
Zale Corp.	29	27,163	$2,205,625	1.2%
HMS Host USA, Inc.	2	16,282	$2,018,714	1.1%

Mall Anchors (ranked by total GLA)
			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corp.	17	2,313,188	$1,829,882	12.0%
JCPenney Company, Inc.	15	1,841,903	$3,392,640	9.6%
Macy's, Inc.	9	1,693,944	$255,000	8.8%
Bon-Ton Department Stores, Inc.	11	1,126,171	$3,502,419	5.8%
Dillard's	3	522,967	$-	2.7%
Belk, Inc.	6	416,131	$1,756,852	2.2%
Bain Capital, LLC	5	390,950	$3,305,702	2.0%
Saks Inc.	3	228,156	$2,360,100	1.2%
Boscov's Department Store, LLC	1	182,609	$-	0.9%
Nordstrom, Inc.	2	175,025	$360,200	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of September 30, 2010

Total Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2010	157	93,879	433,841	527,720	2.8%	$881,328	$8,086,624	$8,967,952	$9.39	$21.72	4.5%
2011	557	432,050	1,350,698	1,782,748	9.6%	1,642,081	27,603,609	29,245,690	$7.19	$23.91	14.7%
2012	366	899,627	947,665	1,847,292	9.9%	3,383,068	22,407,080	25,790,148	$4.72	$27.89	12.9%
2013	232	850,197	663,235	1,513,432	8.1%	2,466,077	15,381,867	17,847,944	$2.90	$28.19	9.0%
2014	185	960,900	454,427	1,415,327	7.6%	7,128,225	12,858,126	19,986,351	$7.42	$32.42	10.0%
Thereafter	729	8,827,198	2,752,567	11,579,765	62.0%	34,862,597	62,766,346	97,628,943	$7.67	$26.23	48.9%
	2,226	12,063,851	6,602,433	18,666,284	100.0%	$50,363,376	$149,103,652	$199,467,028	$6.81	$26.32	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended September 30, 2010			Three months ended September 30, 2009

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2010	Share	Total	2009	Share	Total

Development projects (1)	$102,658	$-	$102,658	$21	$7,493	$7,514

Redevelopment projects	$4	$13	$17	$2,408	$-	$2,408

Renovation with no incremental GLA	$203	$-	$203	$340	$-	$340

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$2,717	$256	$2,973	$1,735	$-	$1,735
Non-anchor stores	3,552	27	3,579	3,123	94	3,217
Operational capital expenditures	917	212	1,129	2,058	279	2,337
Total Property Capital Expenditures	$7,186	$495	$7,681	$6,916	$373	$7,289

	Nine months ended September 30, 2010			Nine months ended September 30, 2009

		Unconsolidated			Unconsolidated
	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2010	Share	Total	2009	Share	Total

Development projects (1)	$111,305	$-	$111,305	$280	$30,144	$30,424

Redevelopment projects	$3,446	$16	$3,462	$16,756	$10	$16,766

Renovation with no incremental GLA	$395	$5	$400	$374	$2	$376

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$5,648	$1,317	$6,965	$1,775	$749	$2,524
Non-anchor stores	6,913	139	7,052	7,363	180	7,543
Operational capital expenditures	3,460	321	3,781	2,961	317	3,278
Total Property Capital Expenditures	$16,021	$1,777	$17,798	$12,099	$1,246	$13,345

(1) During 2009 the Scottsdale Development project was included in Unconsolidated Joint Venture Proportionate Share figures. Beginning in 2010, our proportionate share of this development is included in Consolidated Properties. Included in the Consolidated Properties 2010 amount is the $96 million expenditure for Phase I and II land at Scottsdale Quarter.

DEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Project Costs Incurred thru 9/30/2010 (1)	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$350,000	$294,600	Phase 1 Q1-2009 through Q4-2010	8%
Scottsdale, Arizona	600,000 square feet lifestyle center			Phase 2 openings begin Q4 - 2010
				Phase 3 opening - 2012

(1) Project costs include items such as construction and design costs, tenant improvements, third party leasing commissions, ground lease payments and land.
Costs that are excluded are the allocation of internal costs such as labor, development fees, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.